Exhibit 10.70

BILL OF SALE

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby expressly acknowledged, TITAN IRON ORE CORP., a Nevada corporation located at 125 E Campbell Ave, Campbell CA 95008 (“Titan”) hereby assigns, transfers and conveys to and WYOMEX LIMITED LIABILITY COMPANY, a Wyoming limited liability company located at P.O. Box 185 Cheyenne, Wyoming 82003-0185 (“Wyomex”), all of Titan’s right, title and interest in and to, any and all personal property located on or associated with the real property described on Exhibit A (“Real Property”), including but not limited to (i) certain unpatented lode mining claims listed on Exhibit B (the “Unpatented Mining Claims”); (ii) any and all personal property acquired for installation or use in connection with the Real Property, wherever located; (iii) any and all of Titan’s rights under contracts or other arrangements to acquire personal property for installation or use in connection with the Real Property; and (iv) any and all improvements and fixtures and appurtenances used in connection with the Real Property, including any stockpiled ore, rights of way, easements and all mining and mineral rights associated therewith (collectively, the “Property”).

Wyomex further covenants and agrees to indemnify and hold harmless Titan for, from and against any actions, suits, claims, and all costs and expenses asserted against or incurred by Titan in connection therewith, based upon or arising in connection with the Property occurring from and after the Effective Date.  Titan covenants and agrees to indemnify and hold harmless Wyomex for, from and against any actions, suits, claims, and all costs and expenses asserted against or incurred by Wyomex in connection with the Property occurring between March 30, 2012 and the Effective Date.

The parties hereto agree that after the date hereof, they shall take any and all actions necessary to preserve and give effect to the agreements set forth herein and will not take any action or agree to take any action in contravention thereof. In addition to, and in no way limiting the foregoing, from and after the Effective Date, Wyomex shall use best efforts and cooperate with Titan to have the Property assigned and transferred from Titan to Wyomex.

The provisions of this Bill of Sale shall be binding upon, and shall inure to the benefit of, the successors and assigns of both parties.

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IN WITNESS WHEREOF, Titan has executed this Bill of Sale as of May 7, 2014.

TITAN IRON ORE CORP., a Nevada corporation

By:	/s/ Frank Garcia
Name: Frank Garcia
Title: CFO

Exhibit A

Real Property

The Real Property located in Albany County, Wyoming:

1.	Leased Real Property:
Southwest Quarter of Section 22, Township 19 North, Range 71 West, 6th Principal Meridian, Albany County, Wyoming.

2.	Unpatented Mining Claims Property:
An unorganized mining district in Sections 14 and 24, Township 19 North, Range 72 West, 6th Principal Meridian, Albany County, Wyoming, recorded in the Albany County Recorder and the authorized office of the Bureau of Land Management.

Exhibit B

Unpatented Mining Claims

The Unpatented Mining Claims consist of those certain unpatented lode mining claims situated in an unorganized mining district in Sections 14 and 24, Township 19 North, Range 72 West, 6th Principal Meridian, Albany County, Wyoming, recorded in the Albany County Recorder and the authorized office of the Bureau of Land Management as follows:

Claim Name	Location Date	County Book	Records Page	BLM Serial # W MC & Location
VAN NO. 1	10-12-1976	256	946	127756 SW¼ Sec. 24
VAN NO. 2	10-12-1976	256	947	127757 SW¼ Sec. 24
VAN NO.3	10-12-1976	256	948	127758 SW¼ Sec. 24
VAN NO. 4	10-12-1976	256	949	127759 SW¼ Sec. 24
VAN NO. 5	10-12-1976	256	950	127760 SW¼ Sec. 24
VAN NO. 6	10-12-1976	256	951	127761 SW¼ Sec. 24
VAN NO. 7	10-12-1976	256	952	127762 SW¼ Sec. 24
VAN NO. 8	10-12-1976	256	953	127763 SW¼ Sec. 24
VAN NO. 9	10-12-1976	256	954	127764 SW¼ Sec. 24
VAN NO. 10	10-12-1976	256	955	127765 SW¼ Sec. 24
VAN NO. 11	10-12-1976	256	956	127766 SW¼ Sec. 24
VAN NO. 12	10-12-1976	256	957	127767 SE¼ Sec. 24

TI NO. 15	10-12-1976	256	993	127744 NW¼ Sec. 14
TI NO. 16	10-12-1976	256	993	127745 NE¼ Sec. 14

		Document Number
VAN 13	07-17-2005	2005-6333		268116 SE¼ Sec. 24
VAN 14	07-17-2005	2005-6334		268117 SE¼ Sec. 24
VAN 15	07-17-2005	2005-6335		268118 ½ Sec. 24
VAN 16	07-17-2005	2005-6336		268119 ½ Sec. 24
VAN 17	07-17-2005	2005-6337		268120 NW¼ Sec 24
VAN 18	07-17-2005	2005-6338		268121 NW¼ Sec 24
VAN 19	07-17-2005	2005-6339		268122 NW¼ Sec 24
VAN 20	07-17-2005	2005-6340		268123 NW¼ Sec 24
VAN 21	07-17-2005	2005-6341		268124 NW¼ Sec 24
VAN 22	07-17-2005	2005-6342		268125 NW¼ Sec 24
VAN 22	07-17-2005	2005-6343		268126 NE¼ Sec 24
VAN 24	07-17-2005	2005-6344		268127 NE¼ Sec 24

Note: The VAN Nos. 1-12 are included within Mineral Survey No. 605.